January 10, 2002

                DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
                            SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 2001

               THE FOLLOWING INFORMATION REPLACES THE INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT - PORTFOLIO MANGER":

               As of November 1, 2001, Scott Sprauer became the fund's primary portfolio manager. Mr. Sprauer joined Dreyfus in October 1998. Prior to joining Dreyfus, he was an associate trader and research analyst for Wealth Builders, Inc. and, prior to that, was an assistant portfolio manager - short term municipal bonds for Merrill Lynch Asset Management Corporation.